This is filed pursuant to Rule 497(c).
File Nos. 333-8818 and 811-9176.

Alliance Select                                       Prospectus and Application
Investor Series,
Premier Portfolio                                                  March 1, 2000

The Premier Portfolio is a portfolio of Alliance Select Investor Series, Inc., an open-end management investment company structured as a series fund that offers a selection of investment alternatives to the sophisticated investor.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                       AllianceCapital [LOGO](R)

Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
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                                TABLE OF CONTENTS
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                                                                            Page

   RISK/RETURN SUMMARY...................................................      3

   FEES AND EXPENSES OF THE FUND.........................................      5

   GLOSSARY..............................................................      6

   DESCRIPTION OF THE FUND...............................................      6

   Investment Objective and Principal Policies
     and Risks...........................................................      6

   Description of Additional Investment Practices........................      8

   Additional Risk Considerations........................................     13

   MANAGEMENT OF THE FUND................................................     14

   PURCHASE AND SALE OF SHARES...........................................     16

   How The Fund Values Its Shares........................................     16

   How To Buy Shares.....................................................     16

   How To Exchange Shares................................................     17

   How To Sell Shares....................................................     17

   DIVIDENDS, DISTRIBUTIONS AND TAXES....................................     17

   DISTRIBUTION ARRANGEMENTS.............................................     18

   GENERAL INFORMATION...................................................     19

   FINANCIAL HIGHLIGHTS..................................................     21

The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Select Investor Series, Premier Portfolio. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this Summary.

The Risk/Return Summary describes the Fund's objectives, principal investment strategies, principal risks and fees. A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Fund uses certain types of investment derivatives such as options, futures, and forwards. The use of these techniques involve special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for the Fund showing its average annual returns and a bar chart showing its annual returns. The table and bar chart provide an indication of the historical risk of an investment in the Fund by showing:

o how the Fund's average annual returns for one year and over the life of the Fund compare to those of a broad-based securities market index; and

o changes in the Fund's performance from year to year over the life of the Fund.

The Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Fund.

Premier Portfolio
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OBJECTIVE:

The Fund seeks long-term growth of capital through all market conditions.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in a non-diversified portfolio of equity securities of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. To take advantage of investment opportunities in both rising and falling markets and in an effort to enhance returns, the Fund may make substantial use of short-selling and other investment practices, such as options, futures, forwards, and leverage. In contrast to most equity funds, the Fund focuses on a relatively small number of intensively researched companies. Alliance selects the Fund's investments from a research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets, and superior earnings growth prospects.

Normally, the Fund invests in about 40-50 companies, with the 25 most highly regarded of these companies usually constituting substantially all of the Fund's net assets. The Fund will seek to take advantage of what Alliance believes are opportunities presented by unwarranted fluctuations in the prices of securities, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. The Fund also may invest up to 35% of its total assets in foreign securities and up to 20% of its total assets in convertible securities.

PRINCIPAL RISKS:

Among the principal risks of investing in the Fund is market risk. Because the Fund uses derivatives strategies and other leveraging techniques speculatively to enhance returns, it is subject to greater risk and its returns may be more volatile than other funds, particularly in periods of market declines. The Fund is "non-diversified", which means that it invests more of its assets in a smaller number of securities than many other equity funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value. The Fund's investments in foreign securities have foreign risk and currency risk. The Fund's investments in fixed-income securities have interest rate risk.

The Fund is appropriate for the sophisticated investor who understands and is willing to assume the risks of the Fund's aggressive investment strategies. The Fund is not a complete investment program and investors should invest only a portion of their assets in the Fund.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
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                                                                           Since
                                                              1 Year   Inception
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Class A                                                       31.30%      35.52%
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Class B                                                       32.08%      36.68%
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Class C                                                       35.17%      38.58%
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Russell 1000
Growth Index                                                  33.16%      35.82%
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Index returns and average annual total returns are for the periods ended December 31, 1999. Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period. Inception dates are 7/29/98 for Class A, Class B and Class C shares. Since inception index return is from 7/31/98.

BAR CHART
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The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, the annual return would be less than that shown.

               [The following table was depicted in a bar chart]

              Calendar Year End
              -----------------

                      90                          n/a
                      91                          n/a
                      92                          n/a
                      93                          n/a
                      94                          n/a
                      95                          n/a
                      96                          n/a
                      97                          n/a
                      98                          n/a
                      99                         37.12

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 23.17%, 4th quarter, 1999; and Worst Quarter was down -4.95%, 3rd quarter, 1999.

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                          FEES AND EXPENSES OF THE FUND
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This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                              Class A Shares    Class B Shares    Class C Shares
                              --------------    --------------    --------------

Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of
offering price)               4.25%             None                None

Maximum Deferred Sales
Charge (Load) (as a
percentage of original
purchase price or
redemption proceeds,
whichever is lower)           None              4.0%*               1.0% **

Exchange Fee                  None              None                None

* Class B Shares automatically convert to Class A Shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.

**    For Class C shares the CDSC is 0% after the 1st year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                     Operating Expenses
                                             -----------------------------------
                                             Class A       Class B       Class C
                                             -------       -------       -------

      Management fees (a)                    1.40%         1.40%         1.40%
      Distribution (12b-1) fees              .30%          1.00%         1.00%
      Other expenses                         .50%          .49%          .49%
                                             ----          ----          ----
      Total Fund operating expenses (b)      2.20%         2.89%         2.89%
                                             ====          ====          ====


EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                 Examples
                           -----------------------------------------------------
                           Class A   Class B+    Class B++   Class C+  Class C++
                           --------  --------    ---------   --------  ---------

      After 1 Yr.          $  639     $  692     $  292      $  392    $  292
      After 3 Yrs.         $1,084     $1,095     $  895      $  895    $  895
      After 5 Yrs.         $1,555     $1,523     $1,523      $1,523    $1,523
      After 10 Yrs.        $2,851     $3,051(c)  $3,051(c)   $3,214    $3,214

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+     Assumes redemption at the end of period.

++    Assumes no redemption at end of period.

(a) The basic management fee is 1.10%, but it may range from .80% to 1.40% depending on the Fund's performance compared to the Russell 1000(R) Growth Index.

(b) During the Fund's fiscal year ended 10/31/99, Alliance voluntarily reimbursed the Fund for certain expenses. Taking into account such expense reimbursement, total fund operating expenses were 2.18% for Class A shares and 2.87% for Class B & C shares. In addition, Alliance has contractually agreed to waive a portion of its management fee and/or reimburse the Fund for a portion of its operating expenses to the extent necessary to prevent total Fund operating expenses, on an annualized basis, from exceeding 2.50% for Class A shares and 3.20% for Class B and C shares. This agreement extends through the Fund's current fiscal year (Oct. 31) and may be extended by Alliance for additional one-year terms.

(c)   Assumes Class B shares convert to Class A after 8 years.

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                                    GLOSSARY
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This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Non-U.S. company is an entity that (i) is organized under the laws of a country other than the United States and has its principal office in a country other than the United States, or (ii) the equity securities of which are traded principally in securities markets outside the United States.

Rule 144A securities are securities that may be resold pursuant to Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

RATING AGENCIES

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Rating Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Securities Act is the Securities Act of 1933, as amended.

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                             DESCRIPTION OF THE FUND
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This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and principal risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note:

o Additional discussion of the Fund's investments, including the risks of the investments that appear in bold type can be found in the discussion under Description of Additional Investment Practices following this section.

o Additional information about risks of investing in the Fund can be found in the discussions under Additional Risk Considerations.

o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

o The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote and, except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVE AND PRINCIPAL POLICIES AND RISKS

INVESTMENT OBJECTIVE

The Fund's investment objective is to seek long-term growth of capital through all market conditions.

PRINCIPAL POLICIES

Consistent with the investment style of Alliance's Large Cap Growth Group, the Fund will invest in a "Core Portfolio" of equity securities of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. As a matter of fundamental policy, the Fund invests at least 65% of its total assets in these type of companies. In Alliance's view, high-quality companies are larger capitalization companies (companies with market capitalizations generally expected to exceed $5 billion) that possess, among other things, relatively long operating histories, strong management, superior industry positions and excellent balance sheets. The Fund will seek to take advantage of what Alliance believes are opportunities presented by unwarranted fluctuations in the prices of securities, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. To take advantage of investment opportunities in both rising and declining markets, the Fund may engage in short selling and may use certain other investment practices, including options, futures and forward contracts, and leverage.

The Fund's Core Portfolio, which will constitute at least the majority of, and at times may constitute substantially all of, its total assets, will consist of the equity securities of the 25 companies that are most highly regarded by Alliance's Large Cap

Growth Group at any point in time. These Core Portfolio companies will be predominantly U.S. companies. The balance of the Fund's portfolio will be invested in equity securities of other U.S. and non-U.S. companies that Alliance considers to have exceptional growth potential.

Normally, about 40 companies will be represented in the Fund's portfolio. The Fund thus differs from more typical equity mutual funds because it invests most of its assets in a relatively small number of intensively researched companies. The Fund may invest up to 35% of its total assets in equity securities of non-U.S. companies. Equity securities of non-U.S. companies will be selected by Alliance for investment by the Fund on the basis of the same growth potential and other characteristics as equity securities of U.S. companies.

Within the Fund's investment framework, Alliance's Large Cap Growth Group, led by Alfred Harrison, Vice Chairman of Alliance Capital Management Corporation, the general partner of Alliance, will make day-to-day investment decisions for the Fund. Alliance depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff generally follows a primary research universe of approximately 500 companies that are considered by Alliance to have strong management, superior industry positions, excellent balance sheets, and the ability to demonstrate superior earnings growth. As one of the largest multi-national investment firms, Alliance has access to considerable information concerning all of the companies it follows, an in-depth understanding of the products, services, markets, and competition of these companies, and a good knowledge of these companies' managements.

Alliance's analysts prepare their own earnings estimates and financial models for each company followed. While each analyst has responsibility for following companies in one or more identified sectors and/or industries, the lateral structure of Alliance's research organization and constant communication among the analysts result in decision-making based on the relative attractiveness of stocks among industry sectors. The focus during this process is on the early recognition of change on the premise that value is created through the dynamics of changing company, industry, and economic fundamentals. Alliance's research emphasizes identifying companies whose substantially above average prospective earnings growth is not fully reflected in current market valuations.

Alliance continually reviews its primary research universe of approximately 500 companies to maintain a list of favored securities, the "Alliance 100," considered by Alliance to have the most clearly superior earnings potential and valuation attraction. Alliance's concentration on a limited universe of companies allows it to devote its extensive resources to constant intensive research of these companies. Companies are continually added to and deleted from the Alliance 100 as fundamentals and valuations change. Alliance's Large Cap Growth Group, in turn, further refines, on a weekly basis, the selection process for the Fund, with each portfolio manager in the Group selecting the 25 such companies which appear to the manager most attractive at current prices. These individual ratings are then aggregated and ranked to produce a composite list of the 25 most highly regarded stocks, the "Favored 25".

In the management of the Fund's investment portfolio, Alliance will seek to utilize market volatility judiciously (assuming no change in company fundamentals) to adjust the Fund's portfolio positions. The Fund will strive to capitalize on unwarranted price fluctuations, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. Under normal circumstances, the Fund will remain substantially fully invested in equity securities and will not take significant cash positions for market timing purposes. Rather, during a market decline, while adding to positions in favored stocks, the Fund will tend to become somewhat more aggressive, gradually reducing the number of companies represented in the Fund's portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Fund will tend to become somewhat more conservative, gradually increasing the number of companies represented in the Fund's portfolio. Through this "buying into declines" and "selling into strength," Alliance seeks to gain positive returns in good markets while providing some measure of protection in poor markets.

The Fund also may:

o     engage in short sales of securities for up to 30% of its total assets;

o     invest up to 20% of its total assets in convertible securities;

o     invest up to 5% of its total assets in rights or warrants;

o write covered put and call options and purchase put and call options on U.S. and foreign securities exchanges and over the counter, including options on market indices, and write uncovered options for cross hedging purposes;

o enter into contracts for the purchase and sale of stock Index futures and purchase and write put and call options on such futures contracts;

o enter into contracts for the purchase and sale for the future delivery of foreign currencies or contracts based on financial indices, including any index of U.S. Government securities or securities issued by foreign government entities;

o     purchase and write put and call options on foreign currencies;

o     purchase or sell forward foreign currency exchange contracts;

o     enter into forward commitments for the purchase or sale of securities;

o     enter into reverse repurchase agreements and dollar rolls;

o     enter into standby commitment agreements;

o     enter into currency swaps for hedging purposes;

o     make secured loans of its securities of up to 30% of its total assets; and

o     enter into repurchase agreements.

PRINCIPAL RISKS

Among the principal risks of investing in the Fund are:

o Market Risk This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short or longer-term periods.

o Credit Risk This is the risk that the issuer of a security will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

o Interest Rate Risk This is the risk that changes in interest rates will affect the value of a Fund's investments in income-producing, fixed-income (i.e., debt) securities. Increases in interest rates may cause the value of a Fund's investments to decline.

o Derivative and Leverage Risk The Fund may make substantial use of derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and leverage to increase its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines.

o Foreign Risk This is the risk of investments in issuers located in foreign countries. Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.

o Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments.

o Management Risk The Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

o Focused Portfolio Risk This is the risk associated with investments in a limited number of companies. The Fund is "non-diversified" meaning that it invests more of its assets in a smaller number of companies than many other Funds. These investments may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the investment practices of the Fund and risks associated with these practices.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks.

The Fund will not invest in convertible debt securities rated below Baa by Moody's and BBB by S&P, or, if not rated, determined by Alliance to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P, and comparable unrated securities as determined by Alliance are considered to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Fund will not retain a convertible debt security that is downgraded below Baa or BBB, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration subsequent to purchase by the Fund.

Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but the Fund may negotiate settlements beyond two months. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chose to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value. No forward commitments will be entered into if, as a result, the Fund's aggregate commitments under the transactions would be more than 30% of its total assets. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts to minimize the risk of adverse changes in the relationship between the U.S. Dollar and other currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded.

The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. When the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency; or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). The Fund will not position hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that currency. Instead of entering into a position hedge, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it does not enter into forward contracts.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of securities decline. These transactions also preclude the opportunity for gain if the value of the hedge currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 5% of its net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the illiquidity of the Fund's investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guideline established by the Fund or the Adviser.

The Fund may not be able to readily sell securities for which there is no ready market. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to entities with which it can enter into repurchase agreements, provided that cash and/or liquid high grade debt securities equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. The risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially.
In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if the Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. The Fund may write call options for cross-hedging purposes. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

The Fund will purchase options on futures contracts written or purchased that are traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 100% of its total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or be prevented from, selling the collateral for its benefit.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds.

Rights and Warrants. The Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securities, although the value of a right or warrant may decline because of a decrease in the value of the underlying stock, the passage of time, or a change in perception as to the potential of the underlying stock, or any combination of these factors.

If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. The Fund may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance. In identifying short selling opportunities, the Large Cap Growth Group will use the fundamental analysis and investment research strategy described above to identify a small group of companies that it believes may decline in price as a result of fundamental or market developments.

A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund may be required to pay a fee to borrow the security and to pay over to the lender any payments received on the security.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited.

In order to defer realization of gain or loss for U.S. federal income tax purposes, the Fund may also make short sales "against the box". In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

Standby Commitment Agreements. Standby commitment agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued, typically equal to approximately 0.5% of the aggregate purchase price of the security the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis. The Fund will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of making the commitment.

There is no guarantee that the securities subject to a standby commitment will be issued, and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Stock Index Futures. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly.

Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively.

Portfolio Turnover. The Fund's portfolio turnover rate is included in the Financial Highlights section. The Fund is actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, short-term debt securities, including notes and bonds, or hold its assets in cash. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

ADDITIONAL RISK CONSIDERATIONS

Effects of Borrowing. The Fund may, when Alliance believes that market conditions are appropriate, borrow in order to take full advantage of available investment opportunities. The Fund may, although it has no present intention of doing so, borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in securities when the Fund believes that the return from the securities financed will be greater than the interest expense paid on the borrowing. Borrowings may involve additional risk to the Fund because the interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and the value of the securities carried may decline below the amount borrowed.

Any investment gains made with the proceeds obtained from borrowings in excess of interest paid on the borrowings will cause the net income per share and the net asset value per share of the Fund's common stock to be greater than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, then the net income per share and net asset value per share of the Fund's common stock will be less than would otherwise be the case. This is the speculative factor known as "leverage".

Borrowings by the Fund result in leveraging of the Fund's shares of common stock. Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the net asset value of the Fund's shares of common stock and the relatively greater effect on the net asset value of the shares. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent that the interest expense on borrowings approaches the net return on the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of the Fund's shares.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund, whose investment portfolio includes foreign securities, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures, that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders, such as the Fund, than that provided by U.S. laws.

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                             MANAGEMENT OF THE FUND
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INVESTMENT ADVISER AND FUND MANAGER

The Fund's Adviser is Alliance Capital Management, L.P., ("Alliance"), 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international adviser supervising client accounts with assets as of December 31, 1999 totaling more than $368 billion (of which more than $169 billion represented assets of investment companies). As of December 31, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 31 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by Alliance, comprising 119 separate investment portfolios, currently have more than 5 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid Alliance as a percentage of average daily net assets a fee of 1.40% for its fiscal year ended October 31, 1999.

The persons primarily responsible for the day-to-day management of the Fund will be Alfred Harrison, Vice Chairman of ACMC, and Michael J. Reilly, Senior Vice President of ACMC. Both Messrs. Harrison and Reilly are members of Alliance's Large Cap Growth Group and have been associated with Alliance since prior to 1993.

Under the Advisory Agreement, Alliance will receive a basic fee at an annualized rate of 1.10% of the Fund's average daily net assets (the "Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Class A shares of the Fund in relation to the investment record of the Russell 1000(R) Growth Index (the "Index") for certain prescribed periods as described below. The fee will be accrued daily and paid monthly, except as described below.

The Russell 1000(R) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 1000(R) Growth Index and the Russell 1000(R) Value Index, both based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 1000(R) constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 1000(R). Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price ratio) become members of the Russell 1000(R) Value Index and the remaining fifty percent become members of the Russell 1000(R) Growth Index. The Russell 1000(R) Growth Index is, accordingly, designed to include those Russell 1000(R) securities with a greater-than-average growth orientation. In contrast with the securities in the Russell 1000(R) Value Index, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. The Russell 1000(R) Growth Index reflects changes in market prices, and assumes reinvestment of investment income.

Beginning with the month of August 1999 and for each succeeding month, the Basic Fee will be a monthly fee equal to 1/12th of 1.10% (1.10% on an annualized basis) of the average of the net assets of the Fund. The performance period for each such month will be from August 1998 through the current calendar month, until the Advisory Agreement has been in effect for 36 full calendar months, when it will become a rolling 36-month period ending with the current calendar month. The Basic Fee for each such month may be increased or decreased at the rate of 1/12th of .05% per percentage point, depending on the extent, if any, by which the investment performance of the Class A shares of the Fund exceeds by more than two percentage points, or is exceeded by more than two percentage points by, the percentage change in the investment record of the Index for the applicable performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12th of .30%. Accordingly, for each month, commencing with the month of August 1999, the maximum monthly fee as adjusted for performance is 1/12th of 1.40% and would be payable if the investment performance of the Class A shares of the Fund exceeded the percentage change in the investment record of the Index by eight or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12th of .80% and would be payable if the percentage change in the investment record of the Index exceeded the investment performance of the Class A shares of the Fund by eight or more percentage points for the performance period.

The following table illustrates the full range of permitted increases or decreases to the Basic Fee.

         Percentage Point
        Difference* Between
          Performance of
        Class A  Shares and      Adjustment         Annual Fee
          Russell  1000(R)          to 1.10%            Rate as
          Growth Index **         Basic Fee          Adjusted
       ---------------------     -----------        -----------
                 +8                 +.30%              1.40%
                 +7                 +.25%              1.35%
                 +6                 +.20%              1.30%
                 +5                 +.15%              1.25%
                 +4                 +.10%              1.20%
                 +3                 +.05%              1.15%
               +/-2                    0               1.10%
                 -3                 -.05%              1.05%
                 -4                 -.10%              1.00%
                 -5                 -.15%              .95%
                 -6                 -.20%              .90%
                 -7                 -.25%              .85%
                 -8                 -.30%              .80%

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* Fractions of a percentage point will be rounded to the nearer whole point (to the higher whole point if exactly one-half).

** Measured over the performance period, which is the period from August 1, 1998 to the most recent month-end until July 31, 2001, at which time the performance period will become a rolling 36-month period ending with the most recent calendar month.

The investment performance of the Class A shares during any performance period will be measured by the percentage difference between (i) the opening net asset value ("NAV") of a Class A share of the Fund and (ii) the sum of (a) the closing NAV of a Class A share of the Fund, (b) the value of any dividends and distributions on such share during the period treated as if reinvested in Class A shares of the Fund and (c) the value of any capital gains taxes per Class A share paid or payable by the Fund on undistributed realized long-term capital gains. The measurement of the performance of the Class A shares will not include any effects resulting from the issuance, sale, repurchase or redemption of shares of the Fund. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the performance period with cash distributions on the securities that constitute the Index being treated as reinvested in the Index.

Because the adjustment to the Basic Fee is based on the comparative performance of the Class A shares with the record of the Index, the controlling factor is not whether the performance of the Class A shares is up or down, but whether that performance is up or down more than or less than that of the Index. Moreover, the comparative investment performance of the Class A shares is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. The Class A shares of the Fund have lower expenses and pay correspondingly higher dividends than Class B and Class C shares and thus will have better performance than the Class B and Class C shares.

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Performance of a Similarly Managed Fund. Alliance is the investment adviser of a non-diversified closed-end management investment company, Alliance All-Market Advantage Fund, Inc. ("All-Market Advantage"), that has substantially the same investment objective and policies as those of the Fund. Although All-Market Advantage is a closed-end fund, it has been managed in accordance with substantially the same investment strategies and techniques as are intended to be employed with respect to the Fund. As reflected below, All-Market Advantage has performed favorably when compared with the performance of recognized performance indices. Alfred Harrison and Michael Reilly are the two persons primarily responsible for the day-to-day management of the Fund and are also the persons who have been primarily responsible for the day-to-day management of All-Market Advantage since its inception in October 1994.

The performance results for All-Market Advantage since its inception, together with those of the Russell 1000(R) Growth Index (the "Index") and the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), as comparative benchmarks, are set forth below. For a description of the Index, see page 14. The S&P 500 is a widely recognized, unmanaged index of market activity based upon the aggregate performance of a selected Fund of publicly traded common stocks, including monthly adjustments to reflect the reinvestment of dividends and other distributions. The S&P 500 reflects the total return of securities constituting the index, including changes in market prices and accrued investment income, which is presumed to be reinvested.

The performance data for All-Market Advantage have not been adjusted to reflect the Fund's higher expenses, which, if reflected, would have the effect of lowering the performance results shown below. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to All-Market Advantage. As a closed-end investment company, All-Market Advantage, unlike an open-end investment company such as the Fund, is not required to manage its Fund while also being subject to daily increases or decreases in net assets caused by net sales and net redemptions of shares. The rates of return shown for All-Market Advantage are not an estimate or guarantee of future investment performance of the Fund.

To the extent the Fund does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the Index and the S&P 500 may not be substantially comparable to the Fund. The Index and the S&P 500 are included to illustrate material economic and market factors that existed during the time periods shown. The Index and the S&P 500 do not reflect the deduction of any fees. If the Fund were to purchase a Fund of securities substantially identical to those constituting the Index or the S&P 500, the Fund's performance relative thereto would be reduced by its expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses, as well as by the effect on Fund shareholders of sales charges and income taxes.

The performance results presented below are based on percentage changes in net asset values of All-Market Advantage with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. As of December 31, 1999, the assets in All-Market Advantage totaled approximately $172 million.

                                                 Annualized Rates of Return
                                               Periods Ended December 31, 1999
                                            -----------------------------------
All-Market
Advantage/Benchmarks                          1 Year     3 Years     Inception*
--------------------------------------       --------   ---------   ------------

Alliance All-Market
  Advantage Fund, Inc.................        38.30%      44.72%       34.94%
Russell 1000(R)Growth Index...........        33.16%      34.07%       30.80%
Standard & Poor's 500
  Composite Stock Price Index.........        21.03%      27.56%       26.94%

                                                 Cumulative Rates of Return
                                               Periods Ended December 31, 1999
                                            ------------------------------------
All-Market
Advantage/Benchmarks                          1 Year     3 Years     Inception*
--------------------------------------       --------   ---------   ------------

Alliance All-Market
  Advantage Fund, Inc.................        38.30%     203.13%      370.77%
Russell 1000(R)Growth Index...........        33.16%     141.01%      300.67%
Standard & Poor's 500
  Composite Stock Price Index.........        21.03%     107.56%      243.20%

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* October 28, 1994, in the case of All-Market Advantage; for the period beginning October 31, 1994, in the case of the Index and the S&P 500.

Source: Lipper Inc.

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                           PURCHASE AND SALE OF SHARES
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How The Fund Values Its Shares

The Fund's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

How To Buy Shares

You may purchase the Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Fund's principal underwriter, Alliance Fund Distributors, Inc., or AFD. The minimum investment in the Fund is $10,000.

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

How To Exchange Shares

You may exchange your Fund shares for shares of the same Class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may change, suspend, or terminate the exchange service on 60 days' written notice.

How To Sell Shares

You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o     Selling Shares Through Your Broker

Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o     Selling Shares Directly to the Fund

By Mail:

   -- Send a signed letter of instruction or stock power, along with certificates, to:

                          Alliance Fund Services, Inc.
                                  P.O. Box 1520
                            Secaucus, N.J. 07906-1520
                                  800-221-5672

   -- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

By Telephone:

   -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

   -- A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

   -- If you have selected electronic funds transfer in your Shareholder
      Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

   -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

   -- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

The Fund's income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same Class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

The Fund expects that distributions will consist either of net income or long-term capital gains. For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such for-eign taxes), but there can be no assurance that the Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. See the Fund's SAI for a further explanation of these tax issues.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Fund offers three classes of shares.

Class A Shares---Initial Sales Charge Alternative

You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                           Initial Sales Charge

                                                               Commission
                                                               to Dealer/
                                                                Agent as
                                          As % of    As % of      % of
                                       Net Amount  Offering    Offering
Amount Purchased                        Invested     Price       Price
--------------------------------------------------------------------------------
Up to $100,000                            4.44%      4.25%       4.00%
$100,000 up to $250,000                   3.36       3.25        3.00
$250,000 up to $500,000                   2.30       2.25        2.00
$500,000 up to $1,000,000                 1.78       1.75        1.50

You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under the Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and the Fund's SAI for additional information about these options.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B Shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending of the number of years you hold the shares. The CDSC amounts are:

         Years Since Purchase         CDSC
         ---------------------      ---------
         First                        4.0%
         Second                       3.0%
         Third                        2.0%
         Fourth                       1.0%
         Fifth                        None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative

You can purchase shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other Class of shares of the Fund.

Asset-based Sales Charge or Rule 12b-1 Fees. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each Class of the Fund's shares is:

                                  Rule 12b-1 Fee (As A Percentage Of
                                  Aggregate Average Daily Net Assets)
                               -----------------------------------------

         Class A                                .30%
         Class B                               1.00%
         Class C                               1.00%

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a Class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The CDSC is deducted from the amount of the redemption and is paid to AFD. The CDSC will be waived on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans or pursuant to a monthly, bimonthly or quarterly systematic withdrawal plan.

--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Fund. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand a Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Fund's independent auditors, whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request.

                                   Income from Investment Operations                     Less Dividends and Distributions
                       --------------------------------------------------------     -------------------------------------------
                                                     Net Gains
                       Net Asset                    or Losses on                    Dividends    Distributions
                         Value,                      Securities      Total from      from Net     in Excess of    Distributions
                       Beginning   Net Investment  (both realized    Investment     Investment   Net Investment       from
Fiscal Year or Period  of Period   Income (Loss)   and unrealized)   Operations       Income         Income       Capital Gains
---------------------- ---------   -------------   ---------------   ----------       ------         ------       -------------
Class A
Year ended 10/31/99...  $ 9.53       $(.22)(a)(b)         $4.87           $4.65            $0              $0             $0
7/29/98+ to 10/31/98..  $10.00       $(.03)(a)(b)         $(.44)          $(.47)           $0              $0             $0
Class B
Year ended 10/31/99...  $ 9.49       $(.30)(a)(b)         $4.84           $4.54            $0              $0             $0
7/29/98+ to 10/31/98..  $10.00       $(.04)(a)(b)         $(.47)          $(.51)           $0              $0             $0
Class C
Year ended 10/31/99...  $ 9.50       $(.30)(a)(b)         $4.83           $4.53            $0              $0             $0
7/29/98+ to 10/31/98..  $10.00       $(.04)(a)(b)         $(.46)          $(.50)           $0              $0             $0
                      Less Distributions                                                 Ratios/Supplemental Data
                      ------------------                             ---------------------------------------------------------------

                             Total         Net Asset                                     Ratio of      Ratio of Net
                           Dividends        Value,                     Net Assets,       Expenses      Income (Loss)
                              and           End of         Total      End of Period     to Average      to Average       Portfolio
Fiscal Year or Period    Distributions      Period       Return(c)   (000's omitted)   Net Assets(d)   Net Assets(c)   Turnover Rate
---------------------    -------------      ------       ---------   ---------------   -------------   -------------   -------------
Class A
Year ended 10/31/99...        $0            $14.18         48.79%        $ 84,657          2.18%          (1.70)%           87%
7/29/98+ to 10/31/98..        $0            $ 9.53         (4.70)%       $ 25,835          2.50%(e)       (1.19)%(e)        29%
Class B
Year ended 10/31/99...        $0            $14.03         47.84%        $115,624          2.87%          (2.40)%           87%
7/29/98+ to 10/31/98..        $0            $ 9.49         (5.10)%       $ 38,887          3.20%(e)       (1.87)%(e)        29%
Class C
Year ended 10/31/99...        $0            $14.03         47.68%        $ 61,517          2.87%          (2.40)%           87%
7/29/98+ to 10/31/98..        $0            $ 9.50         (5.00)%       $ 20,904          3.20%(e)       (1.85)%(e)        29%

--------------------------------------------------------------------------------

+     Commencement of operations
(a)   Based on average shares outstanding

(b)   Net of fee waiver and expense reimbursement.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the caluclation of total investment. Total investment return calculated for a period of less than one year is not annualized.
(d) Net of expenses waived/reimbursed. If the Fund had borne all expenses in the most recent fiscal period, the expense ratio would have been as follows:

                                            1998          1999
                                            ----          ----
      Alliance Select Investor Series
      Premier Portfolio

      Class A                               2.70%         2.20%
      Class B                               3.39%         2.89%
      Class C                               3.39%         2.89%

(d)   Annualized.

Please refer to footnotes on page 22.

For more information about the Fund, the following documents are available upon request:

o     Annual/Semi-Annual Reports to Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

o     Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting
Alliance:

By Mail:          c/o Alliance Fund Services, Inc.
                  P.O. Box 1520
                  Secaucus, NJ 07096-1520

By Phone:         For Information: (800) 221-5672
                  For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGARDatabase on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102

You also may find more information about Alliance and the Funds on the internet at www.Alliancecapital.com

Fund                                     SECFile No.
                                         --------------

Alliance Select Investors Series, Inc.   811-9176
Premier Portfolio




                                       24


================================================================================

Alliance Select Investor
Series - Premier
Portfolio Subscription
Application

================================================================================

To Open Your New Alliance Account...

Please complete the application and mail it to:
      Alliance Fund Services, Inc.
      P.O. Box 1520
      Secaucus, New Jersey 07096-1520

For certified or overnight deliveries, send to:
      Alliance Fund Services, Inc.
      500 Plaza Drive
      Secaucus, New Jersey  07094

Section 1   Your Account Registration (Required)

Complete one of the available choices. To ensure proper tax reporting to the
IRS:

    o   Individuals, Joint Tenants, Transfer on Death and Gift/Transfer to a
        Minor:
        o Indicate your name(s) exactly as it appears on your social security card.

    o   Transfer on Death:
        o   Ensure that your state participates

    o   Trust/Other:
        o Indicate the name of the entity exactly as it appeared on the notice you received from the IRS when your Employer Identification number was assigned.

Section 2   Your Address (Required)

Complete in full.

    o   Non-Resident Alien:
        o   Indicate your permanent country of residence.

Section 3   Your Initial Investment (Required)

For each fund in which you are investing: (1) Write the three digit fund number in the column titled 'Indicate three digit fund number located below'.

(2) Write the dollar amount of your initial purchase in the column titled 'Indicate Dollar Amount'.

(If you are eligible for a reduced sales charge, you must also complete Section
4F). (3) Check off a distribution option for your dividends. (4) Check off a distribution option for your capital gains. All distributions (dividends and capital gains) will be reinvested into your fund account unless you direct otherwise. If you want distributions sent directly to your bank account, then you must complete Section 4D and attach a preprinted, voided check for that account. If you want your distributions sent to a third party you must complete
Section 4E.

Section 4 Your Shareholder Options (Complete only those options you want)

A. Automatic Investment Plans (AIP) - You can make periodic investments into the Fund in one of three ways. First, by a periodic withdrawal directly from your bank account and invested into the Fund. Second, you can direct your distributions (dividends and capital gains) from one Alliance Fund into the Fund. Or third, you can automatically exchange monthly shares of one Alliance Fund for shares of the Fund. In each case, there is a $10,000 minimum for your initial investment into the Fund. To elect one of these options, complete the appropriate portion of Section 4A & 4D.

If more than one dividend direction or monthly exchange is desired, please call our Literature Center to obtain a Shareholder Account Services Options Form for completion.

B. Telephone Transactions via EFT - Complete this option if you would like to be able to transact via telephone between your fund account and your bank account.

C. Systematic Withdrawal Plans (SWP) - Complete this option if you wish to periodically redeem dollars from your fund account. Payments can be made via Electronic Funds Transfer (EFT) to your bank account or by check.

D. Bank Information - If you have elected any options that involve transactions between your bank account and your fund account or have elected cash distribution options and would like the payments sent to your bank account, please tape a preprinted, voided check of the account you wish to use to this section of the application.

E. Third Party Payment Details - If you have chosen cash distributions and/or a Systematic Withdrawal Plan and would like the payments sent to a person and/or address other than those provided in section 1 or 2, complete this option. Medallion Signature Guarantee is required if your account is not maintained by a broker dealer.

F. Reduced Charges (Class A only) - Complete if you would like to link fund accounts that have combined balances that might exceed $100,000 so that future purchases will receive discounts. Complete if you intend to purchase over $100,000 within 13 months.

Section 5 Shareholder Authorization (Required) All owners must sign. If it is a custodial, corporate, or trust account, the custodian, an authorized officer, or the trustee respectively must sign.

If We Can Assist You In Any Way, Please Do Not Hesitate To Call Us At:
(800) 221-5672

Or Visit Our Website:  www.alliancecapital.com

--------------------------------------------------------------------------------
                       For Literature Call: (800) 227-4618
--------------------------------------------------------------------------------

Alliance Select Investor Series Subscription Application

================================================================================
1. Your Account Registration (Please Print in Capital Letters and Mark Check Boxes Where Applicable)
================================================================================

|_| Individual Account {|_| Male |_| Female } - or - |_| Joint Account - or -

|_| Transfer on Death {|_| Male |_| Female } - or - |_| Gift/Transfer to a Minor

|_| |_| |_| |_| |_| |_| |_| |_| |_|   |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
Owner or Custodian  (First Name)      (MI)  (Last Name)

|_| |_| |_| |_| |_| |_| |_| |_| |_|
(First Name) Joint Owner*, Transfer On Death Beneficiary or Minor

|_|   |_| |_| |_| |_| |_| |_| |_| |_| |_|
(MI)  (Last Name)

|_| |_| |_| - |_| |_| - |_| |_| |_| |_|
Social Security Number of Owner or Minor (required to open account)

If Joint Tenants Account: * The Account will be registered
"Joint Tenants with right of Survivorship" unless you indicate otherwise below:

|_| In Common  |_| By Entirety  |_| Community Property

If Uniform Gift/Transfer to Minor Account:

|_| |_|  Minor's State of Residence

|_| Trust - or - |_| Corporation - or - |_| Other_______________________________

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_|    |_|   |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trustee if applicable (First Name) (MI)  (Last Name)

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trust or Corporation or Other Entity

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name of Trust or Corporation or Other Entity continued

|_| |_| |_| |_| |_| |_| |_| |_| |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Trust Dated (MM,DD,YYYY)                Tax ID Number (required to open account)

|_| Employer ID Number  - OR -  |_|  Social Security Number

================================================================================
2. Your Address
================================================================================

|_| |_| |_| |_| |_| |_| |_|    |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Street Number                  Street Name

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|  |_| |_|  |_| |_| |_| |_| |_|
City                                         State    Zip code

|_| |_| |_| |_| |_| |_| |_|     |_| |_| |_| - |_| |_| |_| - |_| |_| |_| |_|
If Non-U.S., Specify Country    Daytime Phone Number

|_| U.S. Citizen  |_| Resident Alien  |_| Non-Resident Alien

                                                       AllianceCapital [LOGO](R)

================================================================================
3. Your Initial Investment
The minimum investment is $10,000.
The maximum investment in Class B is $250,000; Class C is $1,000,000.
================================================================================

I hereby subscribe for shares of the Alliance Select Investor Series - Premier Portfolio and elect distribution options as indicated.

--------------------------------------
Broker/Dealer Use Only: Wire Confirm #

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
--------------------------------------

                Dividend and Capital Gain Distribution Options:

                R Reinvest distributions into my fund account.

                C Send my distributions in cash to the address I have provided in Section 2. (Complete Section 4D for direct deposit to your bank account. Complete Section 4E for payment to a third party)

                D Direct my distributions to another Alliance fund. Complete the appropriate portion of Section 4A to direct your distributions (dividends and capital gains) to another Alliance Fund (the $250 minimum investment requirement applies to Funds into which distributions are directed).

                     --------------------------------------
                          Make all checks* payable to:
                                 Alliance Funds
                     --------------------------------------

--------------------------------------    --------------------------------------
      Indicate three digit Fund                   Indicate Dollar Amount
        number located below              --------------------------------------
--------------------------------------
                                          --------------------------------------
             |_| |_| |_|                  $
                                          --------------------------------------
             |_| |_| |_|                  $
                                          --------------------------------------
             |_| |_| |_|                  $
                                          --------------------------------------
             |_| |_| |_|                  $
                                          --------------------------------------
--------------------------------------
           Total Investment               $
--------------------------------------    --------------------------------------

--------------------------------------
         Distributions Options
              *Check One*
--------------------------------------

-------------        -----------------
  Dividends            Capital Gains
    R C D                  R C D
-------------        -----------------

 |R| |C| |D|            |R| |C| |D|

 |R| |C| |D|            |R| |C| |D|

 |R| |C| |D|            |R| |C| |D|

 |R| |C| |D|            |R| |C| |D|

*  Cash and money orders are not accepted

                         -------------------------------------------------------
                                               Contingent Deferred  Asset-Based
                         Initial Sales Charge      Sales Charge     Sales Charge
--------------------------------------------------------------------------------
Select Investor Series            A                     B                C
--------------------------------------------------------------------------------
Premier Portfolio                171                   271              371

================================================================================
4. Your Shareholder Options
================================================================================

A.  Automatic Investment Plans (AIP)

Withdraw From My Bank Account Via EFT*

|_| I authorize Alliance to draw on my bank account for investment in my fund account(s) as indicated below (Complete Section 4D also for the bank account you wish to use).

1-  |_| |_| |_|    |_| |_| |_| |_|           |_| |_| , |_| |_| |_|.00  |_|
    Fund Number    Beginning Date (MM,DD)    Amount ($25 minimum)      Frequency

2-  |_| |_| |_|    |_| |_| |_| |_|           |_| |_| , |_| |_| |_|.00  |_|
    Fund Number    Beginning Date (MM,DD)    Amount ($25 minimum)      Frequency

3-  |_| |_| |_|    |_| |_| |_| |_|           |_| |_| , |_| |_| |_|.00  |_|
    Fund Number    Beginning Date (MM,DD)    Amount ($25 minimum)      Frequency

} Frequency:
M = monthly
Q = quarterly
A = annually

* Electronic Funds Transfer. Your bank must be a member of the National Automated Clearing House Association (NACHA)

|_| Direct My Distributions

As indicated in Section 3, I would like my dividends and/or capital gains directed to the same class of shares of another Alliance Fund.

FROM:

|_| |_| |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
Fund Number   Account Number (If existing)

TO:

|_| |_| |_|   |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
Fund Number   Account Number (If existing)

|_| Exchange My Shares Monthly I authorize Alliance to transact monthly exchanges, within the same class of shares, between my fund accounts as listed below.

FROM:

|_| |_| |_|    |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
Fund Number    Account Number (If existing)

|_| |_| , |_| |_| |_| .00   |_| |_|
Amount                      Day of Exchange**

TO:

|_| |_| |_|    |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| - |_|
Fund Number    Account Number (If existing)

** Shares exchanged will be redeemed at the net asset value on the "Day of Exchange" (If the "Day of Exchange" is not a fund business day, the exchange transaction will be processed on the next fund business day). The exchange privilege is not available if stock certificates have been issued.

B.  Purchases and Redemptions Via EFT

You can call our toll-free number 1-800-221-5672 and instruct Alliance Fund Services, Inc. in a recorded conversation to purchase, redeem or exchange shares for your account. Purchase and redemption requests will be processed via electronic funds transfer (EFT) to and from your bank account.

Instructions:  -   Review the information in the Prospectus about telephone
                   transaction services.

               - If you select the telephone purchase or redemption privilege, you must write "VOID" across the face of a check from the bank account you wish to use and attach it to
                   Section 4D of this application.

|_|   Purchases and Redemptions via EFT

      I hereby authorize Alliance Fund Services, Inc. to effect the purchase and/or redemption of Fund shares for my account according to my telephone instructions or telephone instructions from my Broker/Agent, and to withdraw money or credit money for such shares via EFT from the bank account I have selected.

================================================================================
For shares recently purchased by check or electronic funds transfer redemption proceeds will not be made available until the Fund is reasonably assured the check or electronic funds transfer has been collected, normally 15 calendar days after the purchase date.
================================================================================

================================================================================
4. Your Shareholder Options (CONTINUED)
================================================================================

C.  Systematic Withdrawal Plans (SWP)

In order to establish a SWP, you must reinvest all dividends and capital gains.

|_| I authorize Alliance to transact periodic redemptions from my fund account and send the proceeds to me as indicated below.

1-  |_| |_| |_|    |_| |_| |_| |_|           |_| |_| , |_| |_| |_|.00  |_|
    Fund Number    Beginning Date (MM,DD)    Amount ($25 minimum)      Frequency

2-  |_| |_| |_|    |_| |_| |_| |_|           |_| |_| , |_| |_| |_|.00  |_|
    Fund Number    Beginning Date (MM,DD)    Amount ($25 minimum)      Frequency

3-  |_| |_| |_|    |_| |_| |_| |_|           |_| |_| , |_| |_| |_|.00  |_|
    Fund Number    Beginning Date (MM,DD)    Amount ($25 minimum)      Frequency

} Frequency:
M = monthly
Q = quarterly
A = annually

Please send my SWP proceeds to:

|_| My Address of Record (via check)

|_| My checking account-via EFT (complete section 4D) Your bank must be a member of the National Automated Clearing House Association (NACHA) in order for you to receive SWP proceeds directly into your bank account. Otherwise payment will be made by check

|_| The Payee and address specified in section 4E (via check) (Medallion
    Signature Guarantee required)

D. Bank Information This bank account information will be used for:

|_| Distributions (Section 3)

|_| Telephone Transactions (Section 4B)

|_| Automatic Investments (Section 4A)

|_| Withdrawals (Section 4C)

--------------------------------------------------------------------------------
Please Tape a Pre-printed Voided Check Here*
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

* The above services cannot be established without a pre-printed voided check.

For EFT transactions, the fund requires signatures of bank account owners exactly as they appear on bank records. If the registration at the bank differs from that on the Alliance mutual fund, all parties must sign in Section 5.

|_| |_| |_| |_| |_| |_| |_| |_|  |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Your Bank's ABA Routing Number   Your Bank Account Number

|_| Checking Account

|_| Savings Account

================================================================================
4. Your Shareholder Options (CONTINUED)
================================================================================

E. Third Party Payment Details Your signature(s) in Section 5 must be Medallion Signature Guaranteed if your account is not maintained by a broker/dealer. This third party payee information will be used for:

|_| |_| |_| |_| |_| |_|    |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Distributions (Section 3)  Systematic Withdrawals (Section 4C)

|_| |_| |_| |_| |_| |_| |_|   |_|     |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Name  (First Name)            (MI)    (Last Name)

|_| |_| |_| |_| |_| |_|    |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|
Street Number              Street Name

|_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_| |_|    |_| |_|   |_| |_| |_| |_| |_|
City                                               State     Zip code

F. Reduced Charges (Class A only) If you, your spouse or minor children own shares in other Alliance funds, you may be eligible for a reduced sales charge. Please complete the Right of Accumulation section or the Statement of Intent section.

|_| A. Right of Accumulation
    Please link the tax identification numbers or account numbers listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

    ------------------------  ------------------------  ------------------------
    Tax ID or Account Number  Tax ID or Account Number  Tax ID or Account Number

|_| B. Statement of Intent
    I want to reduce my sales charge by agreeing to invest the following amount over a 13-month period:

    |_| $100,000    |_| $250,000    |_| $500,000    |_| $1,000,000

    If the full amount indicated is not purchased within 13 months, I understand that an additional sales charge must be paid from my account.

--------------------------------------------------------------------------------
Dealer/Agent Authorization - For selected Dealers or Agents ONLY.
--------------------------------------------------------------------------------

We hereby authorize Alliance Fund Services, Inc. to act as our agent in connection with transactions under this authorization form; and we guarantee the signature(s) set forth in Section 5, as well as the legal capacity of the shareholder.

|________________________________|      |______________________________________|
 Dealer/Agent Firm                       Authorized Signature

|________________________________| |_|  |______________________________________|
 Representative First Name          MI   Last Name

|________________________________|      |______________________________________|
 Dealer/Agent Firm Number                Representative Number

|________________________________|      |______________________________________|
 Branch Number                           Branch Telephone Number

|______________________________________________________________________________|
Branch Office Address

|_______________________________________________|   |_| |_|  |_________________|
 City                                               State     Zip code

================================================================================
5. Shareholder Authorization -- This section MUST be completed
================================================================================

Telephone Exchanges and Redemptions by Check

Unless I have checked one or both boxes below, these privileges will automatically apply, and by signing this application, I hereby authorize Alliance Fund Services, Inc. to act on my telephone instructions, or on telephone instructions from any person representing himself to be an authorized employee of an investment dealer or agent requesting a redemption or exchange on my behalf. (NOTE: Telephone exchanges may only be processed between accounts that have identical registrations.) Telephone redemption checks will only be mailed to the name and address of record; and the address must not have changed within the last 30 days. The maximum telephone redemption amount is $50,000 for redemptions by check.

|_| I do not elect the telephone exchange service

|_| I do not elect the telephone redemption by check service

By selecting any of the above telephone privileges, I agree that neither the Fund nor Alliance, Alliance Fund Distributors, Inc., Alliance Fund Services, Inc. or other Fund Agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on my behalf, that the Fund reasonably believes to be genuine, and that neither the Fund nor any such party will be responsible for the authenticity of such telephone instructions. I understand that any or all of these privileges may be discontinued by me or the Fund at any time. I understand and agree that the Fund reserves the right to refuse any telephone instructions and that my investment dealer or agent reserves the right to refuse to issue any telephone instructions I may request.

For non-residents only: Under penalties of perjury, I certify that to the best of my knowledge and belief, I qualify as a foreign person as indicated in
Section 2.

I am of legal age and capacity and have received and read the Prospectus and agree to its terms.

I certify under penalty of perjury that the number shown in Section 1 of this form is my correct tax identification number or I am waiting for a number to be issued to me and that I have not been notified that this account is subject to backup withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.


-------------------------------------------------------     --------------------
Signature                                                   Date


-------------------------------------------------------     --------------------
Signature                                                   Date


-------------------------------------------------------
Medallion Signature Guarantee required if completing Section 4E and your mutual fund is not maintained by a broker dealer

SISPPPRO300                                            AllianceCapital [LOGO](R)
















































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